EXHIBIT 21.1

WEINGARTEN REALTY INVESTORS
LIST OF SUBSIDIARIES OF THE REGISTRANT

Subsidiary	State of Incorporation
6485 Crescent Drive LP	Delaware
AN/WRI DEVCO #1, Ltd.	Texas
AN/WRI Partnership, Ltd.	Texas
AN/WRI-GS, L.P.	Texas
Best in the West Holdings, LLC	Delaware
Brookwood Square Holdings, LLC	Delaware
Chino Hills Holdings, LLC	Delaware
Crowfarn Drive LP	Delaware
Cumberland Potranco Joint Venture	Texas
Decatur 215, LLC	Delaware
Eastex Venture	Texas
El Camino Holdings LLC	Texas
Falls Pointe Holdings, LLC	Delaware
Fenton Market Place Venture	Texas
Flamingo Pines Holdings, LLC	Delaware
GDC River Hill Tower, LLC	Delaware
Green Valley Lot 8B, LLC	Delaware
GVR SPE I LLC	Delaware
GVR SPE II LLC	Delaware
Heritage HT #1, LLC	North Carolina
High House Holdings LLC	Delaware
Hollywood Hills Holdings, LLC	Delaware
Interport A LP	Delaware
Interport B LP	Delaware
Interport C LP	Delaware
Jacinto City, Ltd.	Texas
Jackson West Holdings, LLC	Delaware
Las Tiendas Holdings, LLC	Delaware
Main/O.S.T., Ltd.	Texas
Mansell Crossing Retail LP	Delaware
Markham West Shopping Center, L.P.	Delaware
Meadowville, LP	Delaware
Mexigarten Services, S. de R.L. de C.V.	Foreign
Miller Weingarten Realty, LLC	Colorado
Nanocorp, Inc.	Texas
NOBSIL, L.L.C.	Maine
North Towne Plaza JV	Texas
Northcross Holdings, LLC	Delaware
Northlake C LP	Delaware
Northwest Hollister Venture	Texas
Outland Center Drive LP	Delaware
Palm Coast Center Outparcels, LLC	Delaware
Palm Coast Center, LLC	Delaware
Parliament Square Center, Inc.	Texas
Phelan Boulevard Venture	Texas
Pineapple Commons Retail LP	Delaware
Pinecrest Plaza Holdings, LLC	Delaware
Preston Shepard Retail LP	Delaware
Rancho San Marcos Holdings, LLC	Delaware
RGC Starr Retail, Ltd.	Texas
Rosenberg, Ltd.	Texas
Roswell Corners Holdings LLC	Delaware
S/W Albuquerque, L.P.	Texas
Shary Retail, Ltd.	Texas
Sheldon Center, Ltd.	Texas
South Loop-Long Wayside Company	Texas
Southside Industrial Way LP	Delaware
SPM/WRI College Station, L.P.	Texas
SPM/WRI Rockwall, L.P.	Texas
Steele Creek Holdings, LLC	Delaware
Strategic Retail Partners II, L.L.C.	Delaware
SV Portfolio LP	Delaware
Utah-WRI Holdings, L.L.C.	Delaware
Veracruz I Holdings LLC	Delaware
Veracruz I Properties LLC	Delaware
Walthall A & B LP	Delaware
Walthall C LP	Delaware
WB Retail Sub GP LLC	Delaware
WB Sub GP, LLC	Delaware
Weingarten - Fulton, LLC	Delaware
Weingarten 1815 S. 10th JV	Texas
Weingarten Aurora Inc.	Colorado
Weingarten DRC Clermont TRS, LLC	Florida
Weingarten DRC Clermont, LLC	Florida
Weingarten Golden State, Inc.	Delaware
Weingarten GS Delaware, Inc.	Delaware
Weingarten GS, Inc.	Texas
Weingarten Herndon Plaza JV	Delaware
Weingarten I-4 Clermont Landing TRS, LLC	Florida
Weingarten I-4 Clermont Landing, LLC	Florida
Weingarten I-4 St. Augustine EV, LLC	Florida
Weingarten Investments Aurora LLC	Colorado
Weingarten Investments Lowry LLC	Colorado
Weingarten Las Tiendas JV	Texas
Weingarten Lowry Inc.	Colorado
Weingarten Maya Tropicana II, LLC	Delaware
Weingarten Maya Tropicana, LLC	Delaware
Weingarten Mexico LLC	Delaware
Weingarten Miller Buckingham LLC	Colorado
Weingarten Miller Equiwest Salt Lake LLC	Colorado
Weingarten Miller MDH Buckingham LLC	Colorado
Weingarten Miller Salt Lake LLC	Colorado
Weingarten Miller Sheridan II LLC	Colorado
Weingarten Miller Sheridan LLC	Colorado
Weingarten NAP GP, LLC	Delaware
Weingarten NAP, LP	Delaware
Weingarten Newquist, LLC	Delaware
Weingarten Nolana JV	Texas
Weingarten Northcross JV	Texas
Weingarten Nostat, Inc.	Texas
Weingarten Realty Management Company	Texas
Weingarten Services LLC	Delaware
Weingarten Shary Crossing JV	Texas
Weingarten Shary North JV	Texas
Weingarten Shary South JV	Texas
Weingarten Starr Plaza JV	Texas
Weingarten Tenth-Jackson West JV	Texas
Weingarten Thorncreek Inc.	Colorado
Weingarten/Bridges at Smoky Hill	Texas
Weingarten/Bridges at Smoky Hill II LLC	Delaware
Weingarten/Bridges at Smoky Hill III LLC	Delaware
Weingarten/Finger Venture	Texas
Weingarten/Investments, Inc.	Texas
Weingarten/Lufkin, Inc.	Texas
Weingarten/Maya Tropicana Venture	Nevada
Weingarten/Miller Elizabeth Joint Venture	Texas
Weingarten/Miller/American Fork Joint Venture	Texas
Weingarten/Miller/American Fork LLC	Colorado
Weingarten/Miller/Aurora II LLC	Colorado
Weingarten/Miller/Aurora Joint Venture	Texas
Weingarten/Miller/Fiest, LLC	Delaware
Weingarten/Miller/GVR II LLC	Colorado
Weingarten/Miller/GVR LLC	Colorado
Weingarten/Miller/Lowry II LLC	Colorado
Weingarten/Miller/Thorncreek II, LLC	Colorado
Weingarten/Miller/Westminster Joint Venture	Texas
Weingarten/Monvis LLC	Arizona
Wirt Road Realty, LLC	Texas
WNI/Tennessee Holdings, Inc.	Delaware
WNI/Tennessee, L.P.	Delaware
WR Paradise Key, LLC	Delaware
WR Tully, LP	Delaware
WRI 151 Ingram GP, LLC	Delaware
WRI 151 Ingram LP	Delaware
WRI Alliance Riley Venture	Texas
WRI Alliance Riley Venture III	Texas
WRI Best in the West, LLC	Delaware
WRI Brookwood Marketplace, LLC	Delaware
WRI Brookwood Square, LLC	Delaware
WRI Camp Creek Marketplace II, LLC	Delaware
WRI Charleston Commons Holdings, LLC	Delaware
WRI Charleston Commons, LLC	Delaware
WRI Cottonwood Holdings, LLC	Delaware
WRI Cottonwood, LLC	Delaware
WRI Countryside Centre Holdings, LLC	Delaware
WRI Countryside Centre, LLC	Delaware
WRI Cumberland GP, LLC	Texas
WRI Cumberland, LP	Texas
WRI El Camino, LP	Texas
WRI Fiesta Trails Holdings, LLC	Texas
WRI Fiesta Trails, LP	Texas
WRI Flamingo Pines, LLC	Delaware
WRI Freedom Centre, L.P.	Delaware
WRI Galleria Holdings, LLC	Delaware
WRI Galleria, LLC	Delaware
WRI Gateway Station GP, LLC	Delaware
WRI Gateway Station, LP	Delaware
WRI Golden State, LLC	Delaware
WRI GP I, Inc.	Texas
WRI Greenhouse LP	Delaware
WRI GS Partnership, L.P.	Delaware
WRI Hopewell, LLC	Delaware
WRI HR Heritage Station LLC	Delaware
WRI HR Manager LLC	Delaware
WRI HR Parkland LLC	Delaware
WRI HR Retail Venture I LLC	Delaware
WRI HR Sandy Plains LLC	Delaware
WRI HR Thompson Bridge LLC	Delaware
WRI HR Venture Properties I LLC	Delaware
WRI Hughes, LLC	North Carolina
WRI Jackson West, LP	Delaware
WRI Johnston Road Plaza, LLC	Delaware
WRI JT Flamingo Pines, LP	Delaware
WRI JT GP, LLC	Delaware
WRI JT Northridge, LP	Delaware
WRI JT Pembroke Commons, LP	Delaware
WRI JT Princeton Lakes GP, LLC	Delaware
WRI JT Princeton Lakes, LP	Delaware
WRI JT Retail Holdings GP, LLC	Delaware
WRI JT Retail Holdings, LP	Delaware
WRI JT Tamiami Trail, LP	Delaware
WRI Kennesaw, LLC	Delaware
WRI Laguna Isles, LLC	Delaware
WRI Lakeland, LLC	Delaware
WRI Lakeside Marketplace, LLC	Delaware
WRI Las Tiendas, LP	Delaware
WRI LLA Venture	Texas
WRI Madera Village Holdings, LLC	Delaware
WRI Madera Village, LLC	Delaware
WRI Marshalls Plaza, LP	Texas
WRI North American Properties, L.P.	Delaware
WRI North Towne, LLC	Delaware
WRI Northcross, LP	Texas
WRI Northtown I, LP	Texas
WRI Northtown II, LP	Texas
WRI Oak Grove Market Center, LLC	Delaware
WRI Overton Holdings, LLC	Delaware
WRI Overton Park, LLC	Texas
WRI Overton Plaza, LP	Texas
WRI Parkland, LLC	Delaware
WRI Pinecrest Plaza, LLC	Delaware
WRI Princeton Lakes, LLC	Delaware
WRI Ravenstone, LLC	Delaware
WRI Regency Centre, LLC	Delaware
WRI Retail Pool I, L.P.	Texas
WRI Ridgeway, LLC	Delaware
WRI River Marketplace, LLC	Delaware
WRI Roswell Corners, LLC	Delaware
WRI Sandy Plains, LLC	Delaware
WRI Seminole Holdings, LLC	Delaware
WRI Seminole II, LLC	Delaware
WRI Seminole Marketplace, LLC	Delaware
WRI Shoppes at Bears Path, LLC	Delaware
WRI Shoppes of South Semoran Holdings, LLC	Delaware
WRI Shoppes of South Semoran, LLC	Delaware
WRI Southern Industrial Pool LLC	Delaware
WRI Steele Creek, LLC	Delaware
WRI Strom, L.P.	Delaware
WRI Thompson Bridge, LLC	Delaware
WRI Trautmann, L.P.	Delaware
WRI Uintah Gardens, LLC	Delaware
WRI Uintah Holdings, LLC	Delaware
WRI University Palms, LLC	Delaware
WRI University Place, LLC	Delaware
WRI West Gate South, L.P.	Texas
WRI Western Retail Partners GP, LLC	Delaware
WRI Western Retail Partners LP	Delaware
WRI Western Retail REIT LP	Delaware
WRI Westgate Industrial Holdings LLC	Texas
WRI Westgate Industrial LP	Texas
WRI/7080 Express Lane, Inc.	Texas
WRI/Atlanta Park, L.P.	Delaware
WRI/Atlanta Park-3658, L.P.	Delaware
WRI/BIT Retail JV, LP	Delaware
WRI/Chino Hills, LLC	Delaware
WRI/Crosby Venture	Texas
WRI/Dickinson Venture	Texas
WRI/Falls Pointe, LLC	Delaware
WRI/High House LLC	Delaware
WRI/Hollywood Hills, LLC	Delaware
WRI/Lone Star, Inc.	Texas
WRI/Louisiana Holdings, Inc.	Delaware
WRI/Miller Westminster I LLC	Delaware
WRI/Miller Westminster II LLC	Delaware
WRI/Pavilion, Inc.	Texas
WRI/Pembroke, Ltd.	Texas
WRI/Pitman Corners, Inc.	Texas
WRI/Post Oak, Inc.	Texas
WRI/Raleigh LP	Delaware
WRI/Rancho San Marcos, LLC	Delaware
WRI/Rockwall, Inc.	Texas
WRI/Tamiami Trail, LLC	Delaware
WRI/TEXLA, LLC	Louisiana
WRI/Utah Properties, L.P.	Delaware
WRI/West Jordan LLC	Delaware
WRI-AEW Lone Star Retail Portfolio, LLC	Delaware
WRI-GDC Englewood, LLC	Delaware
WRI-IND GP, LLC	Delaware
WRI-JAMESTOWN Retail Venture, LP	Delaware
WRIJV, LP	Delaware
WRI-RET GP, LLC	Delaware
WRI-SRP Chatham Crossing, LLC	Delaware
WRI-SRP Cole Park Plaza, LLC	Delaware
WRI-SRP Hilton Head, LLC	Delaware
WRI-SRP Indian Harbour, LLC	Delaware
WRI-SRP Lake Washington, LLC	Delaware
WRI-SRP Paradise Isle Holdings, LLC	Delaware
WRI-SRP Paradise Isle, LLC	Delaware
WRI-SRP Shoppes of Port Charlotte Pad, LLC	Delaware
WRI-SRP Shoppes of Port Charlotte, LLC	Delaware
WRI-SRP Sunrise West, LLC	Delaware
WRI-TC Alafaya Square, LLC	Delaware
WRI-TC East Lake Woodlands, LLC	Delaware
WRI-TC International Drive Value Center, LLC	Delaware
WRI-TC Kendall Corners, LLC	Delaware
WRI-TC Marketplace at Dr. Phillips, LLC	Delaware
WRI-TC Palm Lakes Plaza, LLC	Delaware
WRI-TC South Dade Shopping Center, LLC	Delaware
WRI-URS Clackamas, LLC	Delaware
WRI-URS Meridian, LLC	Delaware
WRI-URS Mukilteo Speedway, LLC	Delaware
WRI-URS Rainier Valley, LLC	Delaware
WRI-URS Raleigh Hills, LLC	Delaware
WRI-URS South Hill, LLC	Delaware
WT Florida Ventures, LLC	Delaware